                                  EXHIBIT 99.1



THE MONEY STORE

FIRST UNION
CAPITAL MARKETS CORP.
--------------------------------------------------------------------------------
TMS NEW ISSUE TERM SHEET

THE MONEY STORE AS DEPOSITOR/COMPANY
THE MONEY STORE SBA LOAN - BACKED CERTIFICATES
SERIES 1991-1
CLASS A
$ 94,012,000 (APPROXIMATELY)
CLASS M
$ 2,888,000 (APPROXIMATELY)

MARCH 31, 1999
--------------------------------------------------------------------------------



First Union Capital Markets
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN - BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1





                                              OFFERED CERTIFICATES

                         To Call
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         STATED
                 CLASS           RATINGS         APPROXIMATE      ASSUMED     AVERAGE     MODIFIED      PRINCIPAL        LEGAL
   CLASS      DESCRIPTION         DUFF &             SIZE         COUPON       LIFE       DURATION        WINDOW        MATURITY
                              PHELPS/MOODY'S
-----------------------------------------------------------------------------------------------------------------------------------
     A            FLT            AAA/Aaa          94,012,000    Prime - [ ]    5.32         4.18       4/99 - 1/12     7/15/2025
-----------------------------------------------------------------------------------------------------------------------------------
     M            FLT              A/A2            2,888,000    Prime - [ ]    5.32         4.09       4/99 - 1/12     7/15/2025
-----------------------------------------------------------------------------------------------------------------------------------



                         To Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS                                                                                STATED
                 CLASS            DUFF &          APPROXIMATE     ASSUMED     AVERAGE     MODIFIED       PRINCIPAL       LEGAL
   CLASS      DESCRIPTION     PHELPS/MOODY'S         SIZE         COUPON       LIFE       DURATION        WINDOW        MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
     A            FLT             AAA/Aaa          94,012,000   Prime - [ ]    5.67         4.32        4/99 - 9/22    7/15/2025
-----------------------------------------------------------------------------------------------------------------------------------
     M            FLT              A/A2             2,888,000   Prime - [ ]    5.67         4.22        4/99 - 9/22    7/15/2025
-----------------------------------------------------------------------------------------------------------------------------------






First Union Capital Markets
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1



                                    OVERVIEW

     The Certificates will be structured in three classes: Class A, Class M, and Class B. Only the Class A and Class M are offered. The Class A Certificates will be rated "Aaa/AAA" and the Class M Certificates will be rated "A/A2" by Duff & Phelps and Moody's, respectively. These ratings reflect the quality of the assets and the level of credit enhancement in the transaction. The Money Store SBA 1999-1 loans generally are originated as simple interest, variable rate, Prime based loans. The weighted average rate on the assumed loans is [1.97%] over the Prime rate (currently 7.75%). Thus, excess spread is available from the sold, guaranteed portions to credit enhance the securitized, unguaranteed portions (approximately [1.05]%, expressed as a percentage of the principal balance of the securitized, unguaranteed portions). In addition, excess spread of [3.63]% is estimated to be available from the unguaranteed portion. The total excess spread that is estimated to be available is thus approximately [4.68]%. The transaction also features credit enhancement in the form of [4.14]% subordination of the Class B Certificates, Letter of Credit and a spread account with an initial balance of [0.00], growing to a balance of [2.00]% of the original pool principal balance of the pool plus the balance of all loans with delinquencies of greater than 180 days, subject to a floor of [2.00]% of the original pool principal balance. The subordination enhances the Class A and Class M Certificates. The net excess spread, Spread Account and Letter of Credit protect the Class A, Class M and Class B Certificates.

     The certificates will be adjustable rate securities based on the Prime Rate. The certificates will pay monthly and adjust monthly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing, so there is no balloon risk. The certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of enhancement are exhausted) until reduced to zero.

     For additional information concerning pricing and relative value, please call Bill Ingram or Russ Andrews.







                                   [GRAPHIC]






--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                           DESCRIPTION OF TRANSACTION



SBA 7(a) loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of such calendar quarter. Interest on the loans accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The certificates pay a floating-rate, prime-based coupon that is adjusted on the first business day of each January, April, July, and October, beginning [July 1999]. Interest on the certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For instance, the January 2nd prime rate will be used for the certificate interest accrual periods commencing January 15th, February 15th, and March 15th. Interest collected on the SBA loans in one month will pay interest due on the certificates in the following month (See Illustration Below).

      Illustration of Note Accrual Period versus Certificate Accrual Period


January            February         March             April                May
1---------15------1---------15------1--------15-------1---------15---------1
                                                     (a)


                    Interest Accrual     Interest Collection
                          Period               Period
SBA Note:         (-----------------)  (----------------------)

                                              Corresponding Interest
                                                     Accrual
                                                     Period
Certificates:                               (----------------------)(b)


(a) The interest rate adjusts every January 1st, April 1st, July 1st, and October 1st.
(b)  Certificates payment date.


It should be noted that a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the certificates may occur in February, May, August and November. If the prime rate used to accrue interest on the loans is higher than the prime rate used to accrue interest on the certificates, the excess interest will be collected and will be passed through on a pro-rata basis to the Certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the certificates).



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                                SUMMARY OF TERMS

TITLE OF CERTIFICATES:     The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1999-1

CERTIFICATES OFFERED:      Class A: Approximately [$94,012,000] initial certificate principal amount
                           Class M: Approximately [$ 2,888,000] initial certificate principal amount

SELLERS:                   Subsidiaries of The Money Store Inc. ("TMS"), a wholly-owned subsidiary of First
                           Union National Bank ("FTU").

DEPOSITOR/
COMPANY:                   Subsidiaries of TMS, a wholly-owned subsidiary of First Union National Bank.

TRUST ASSETS:              The trust assets will consist of the unguaranteed portions of loans originated by the Sellers in connection with the Section 7(a) guaranteed loan program of the U.S.
                           Small Business Administration ("SBA").  Excess servicing will also be available as credit enhancement to the Certificateholders.

SERVICERS:                 TMS Investment Corporation and TMS of New York, Inc.

BACKUP SERVICER:           Trustee

TRUSTEE:                   HSBC Bank USA (f/k/a Marine Midland Bank), a New York State banking corporation and trust company.

CUSTODIAN:                 Colson Services Corp.

OFFERING:                  Public: approximately $96,900,000 subject to a variance of plus or minus 5.0%.  A prospectus supplement will be distributed subsequent to the pricing date but prior to the expected settlement date.

MANAGERS:                  First Union Capital Markets (Lead & Books)

CUT-OFF DATE:              February 28, 1999 (or date of origination if originated subsequent to February 28,
                           1999).

EXPECTED
SETTLEMENT:                March 31, 1999

RECORD DATE:               The last day of the month preceding any distribution date.

PREFUNDING ACCOUNT:        Approximately [17%] of the Trust Assets will be pre-funded.

REGISTRATION:              Book-entry form through DTC, Euroclear or CEDEL.

DISTRIBUTION
DATE:                      The 15th of each month (or next succeeding business day), beginning April 15, 1999.

PREPAYMENT
ASSUMPTION:                12% CPR.


SERVICING FEE:             40 basis points per annum.

MONTHLY ADVANCES:          The Servicer will advance to pay Certificate interest, to the extent not covered by the excess spread.

SERVICER ADVANCES:         The Servicer will make servicing advances to the extent it deems such advances recoverable.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

PREPAYMENT
INTEREST SHORTFALL:        The Servicer will pay compensating interest at the weighted-average Certificate rate for any prepayment interest shortfalls, up to the amount of its servicing compensation for that month.

INTEREST
ACCRUAL PERIOD:            Classes are payable monthly starting April 15, 1999. Classes accrue interest monthly on a 30/360 basis.  The initial interest accrual period will be from March
                           15th to April 14th.  For the first remittance, Prime will be the lowest rate on
                           February 26, 1999, as published March 1, 1999 in the Money Rates section of THE
                           WALL STREET JOURNAL.  Prime will be adjusted on a quarterly basis for the
                           Certificates thereafter.

INTEREST RATE:             Class A Certificates: Prime Rate minus [   %].
                           Class M Certificates: Prime Rate minus [   %].

SUBORDINATION:             Distributions of interest with respect to the Class M Certificates will be subordinate to distributions of interest with respect to the Class A
                           Certificates. Similarly, distributions of principal with respect to the
                           Class M Certificates will be subordinate to distributions of principal with respect to the Class A Certificates.

SPREAD ACCOUNT:            A special-purpose affiliate of TMS will be required to establish a reserve account
                           (the "Spread Account") with the Trustee.  The Spread Account will not be a part of the Trust Fund, but will be pledged to the Trustee for the benefit of the
                           Certificateholders.  Excess spread will be deposited until the Spread Account balance is 2.00% of the original pool principal balance.  In addition to the above requirement, additional excess spread will be deposited up to the amount of the aggregate balances of all loans 180 or more days delinquent.

LETTER OF CREDIT:          Additional Credit Enhancement will be available though a Variable Balance
                           Letter of Credit provided by First Union National Bank. In the event the guarantee provider's long term Moody's Senior Debt Rating falls below "A2"
                           the Sellers will substitute a cash collateral account in place of the
                           Letter of Credit.

                           CALCULATION FOR BALANCE OF THE LETTER OF CREDIT OR
                           CASH COLLATERAL ACCOUNT IS AS FOLLOWS:

                           Beginning at the end of month 1 through month 12, 1.50% of the current outstanding certificate balance increasing 1.50% per month to a maximum of
                           18% of the then current outstanding certificate balance minus the then current spread account balance and minus the summation of any previously made guarantee payments.


OPTIONAL CALL:             10% optional clean-up call at the option of the Servicer.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1,000 in excess thereof.

TAX STATUS:                Certificates will be treated as debt obligations for tax purposes.

ERISA:                     The Class A Certificates will not be ERISA eligible.
                           The Class M Certificates will not be ERISA eligible.

SMMEA:                     The Class A Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.
                           The Class M Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

RATINGS:                   Class A: "Aaa/AAA", Class M: "A2/A" by Moody's Investors Service, Inc., and Duff &
                           Phelps Credit Rating Co., respectively.

CASH FLOW PRIORITIES:      1)       Servicing Fee
                           2)       Class A Interest
                           3)       Class M Interest
                           4)       Class B Interest
                           5)       Class A Principal

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                           6)       Class A Carry Forward (any previous principal shortfall)
                           7)       Class M Principal
                           8)       Class M Carry Forward (any previous principal shortfall)
                           9)       Class B Principal
                           10)      Class B Carry Forward (any previous principal shortfall)
                           11)      Trustee Fee
                           12)      After the initial Spread Account target has been reached, to pay unreimbursed Servicing Advances
                           13)      Build and Replenish Reserves
                           14)      Prior to the Spread Account target being reached, to pay
                                    unreimbursed Servicing Advances

                           15)      Released to FTU or an affiliate thereof

CONTACT:          First Union Capital Markets Corp.
                           Syndicate Desk
                           Billy Ingram
                           (704) 383-7727
                           (704) 383-9165  (fax)

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                       SBA CERTIFICATES STRUCTURAL DIAGRAM









                                          Excess Spread from Guaranteed

                                                Portion [(1.05%)]
                                         -------------------------------
                                                  Servicing Fee
           Excess Spread Available                  (0.40%)
           For Unguaranteed              -------------------------------
                                                  Trustee Fee
                                                    (0.06%)
           ----------------------------- -------------------------------
           Guaranteed Bond coupon                Excess Spread
           - SBA Fees                       From Unguaranteed Portion
           - Colson Fees
           - Retained Portion (1.0%)                [(3.63%)]
           (includes 40 bps servicing)    -------------------------------

                                                     Bond
                                                   [(5.63%)]




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL

--------------------------------------------------------------------------------------------------------
                     NUMBER           CURRENT UNGUARANTEED      % OF CUT-OFF CURRENT      % OF LOAN
    STATE           OF LOANS           PRINCIPAL BALANCE        UNGUARANTEED BALANCE        COUNT
--------------------------------------------------------------------------------------------------------
        AK                1                946,178.78                 1.12 %               0.18 %
        AL                9                731,354.96                 0.87 %               1.61 %
        AR                2                400,623.92                 0.48 %               0.36 %
        AZ                42              6,228,417.21                7.40 %               7.53 %
        CA                107             17,531,537.95               20.84 %              19.18 %
        CO                27              4,258,936.95                5.06 %               4.84 %
        CT                9                579,393.30                 0.69 %               1.61 %
        DC                1                 36,740.53                 0.04 %               0.18 %
        DE                1                132,428.99                 0.16 %               0.18 %
        FL                43              7,601,294.28                9.03 %               7.71 %
        GA                9               1,455,585.23                1.73 %               1.61 %
        IA                1                 37,185.94                 0.04 %               0.18 %
        ID                6                596,304.56                 0.71 %               1.08 %
        IL                14              1,188,424.54                1.41 %               2.51 %
        IN                9               1,548,552.83                1.84 %               1.61 %
        KS                3                166,838.79                 0.20 %               0.54 %
        KY                13              2,558,874.49                3.04 %               2.33 %
        LA                2                429,842.94                 0.51 %               0.36 %
        MA                17              1,288,141.13                1.53 %               3.05 %
        MD                12              2,313,583.29                2.75 %               2.15 %
        MI                14              1,690,435.91                2.01 %               2.51 %
        MN                2                 96,326.61                 0.11 %               0.36 %
        MO                6                882,436.16                 1.05 %               1.08 %
        MS                1                562,065.80                 0.67 %               0.18 %
        MT                3                280,652.44                 0.33 %               0.54 %
        NC                21              4,017,865.56                4.78 %               3.76 %
        NE                2                133,973.95                 0.16 %               0.36 %
        NH                1                144,753.91                 0.17 %               0.18 %
        NJ                19              1,604,540.53                1.91 %               3.41 %
        NM                8                954,247.80                 1.13 %               1.43 %
        NV                1                145,351.37                 0.17 %               0.18 %
        NY                10               475,824.90                 0.57 %               1.79 %
        OH                16              4,037,997.41                4.80 %               2.87 %
        OK                9                814,444.80                 0.97 %               1.61 %
        OR                7               2,097,955.63                2.49 %               1.25 %
        PA                22              3,562,237.38                4.23 %               3.94 %
        RI                3                199,587.25                 0.24 %               0.54 %
        SC                9               1,425,534.60                1.69 %               1.61 %
        TN                3               1,290,862.77                1.53 %               0.54 %
        TX                36              4,565,644.78                5.43 %               6.45 %
        UT                1                 78,750.00                 0.09 %               0.18 %
        VA                18              2,825,984.07                3.36 %               3.23 %
        VT                2                270,519.89                 0.32 %               0.36 %
        WA                9               1,181,458.16                1.40 %               1.61 %
        WI                5                683,720.66                 0.81 %               0.90 %
        WV                1                 59,594.01                 0.07 %               0.18 %
        WY                1                 29,600.29                 0.04 %               0.18 %
      TOTAL:             558              84,142,607.25              100.00 %             100.00 %
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                           DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL



----------------------------------------------------------------------------------------------------
                                                 CURRENT             % OF CUT-OFF
         INTEREST             NUMBER          UNGUARANTEED           CURRENT UNG.         % OF
           RATE              OF LOANS       PRINCIPAL BALANCE          BALANCE         LOAN COUNT
       8.001 - 8.500             2                   14,641.17          0.02 %           0.36 %
       8.501 - 9.000            11                3,479,917.00          4.14 %           1.97 %
       9.001 - 9.500            146              32,354,396.19         38.45 %          26.16 %
      9.501 - 10.000            245              34,010,686.11         40.42 %          43.91 %
     10.001 - 10.500            153              14,184,466.78         16.86 %          27.42 %
     10.501 - 11.000             1                   98,500.00          0.12 %           0.18 %
          TOTAL:                558              84,142,607.25        100.00 %         100.00 %
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
              GROSS                 NUMBER        UNGUARANTEED        CURRENT UNG.        % OF
             MARGIN                OF LOANS     PRINCIPAL BALANCE       BALANCE        LOAN COUNT

          0.001 - 0.500               2                  14,641.17       0.02 %          0.36 %
          0.501 - 1.000               2                 733,869.45       0.87 %          0.36 %
          1.001 - 1.500               87             21,169,232.19      25.16 %         15.59 %
          1.501 - 2.000              236             39,473,842.16      46.91 %         42.29 %
          2.001 - 2.500              158             18,376,522.04      21.84 %         28.32 %
          2.501 - 3.000               73              4,374,500.24       5.20 %         13.08 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
            LIFETIME               NUMBER         UNGUARANTEED        CURRENT UNG.        % OF
             FLOOR                OF LOANS      PRINCIPAL BALANCE       BALANCE        LOAN COUNT
               0                     447             61,220,569.85      72.76 %         80.11 %
         3.501 - 4.000                1                 717,994.94       0.85 %          0.18 %
         4.001 - 4.500                3               1,395,959.29       1.66 %          0.54 %
         4.501 - 5.000               20               5,017,664.25       5.96 %          3.58 %
         5.001 - 5.500               66              13,032,933.79      15.49 %         11.83 %
         5.501 - 6.000               18               2,559,757.24       3.04 %          3.23 %
         6.001 - 6.500                3                 197,727.89       0.23 %          0.54 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
            LIFETIME               NUMBER         UNGUARANTEED        CURRENT UNG.        % OF
              CAP                 OF LOANS      PRINCIPAL BALANCE       BALANCE        LOAN COUNT
               0                     447             61,220,569.85      72.76 %         80.11 %
        13.501 - 14.000               1                 717,994.94       0.85 %          0.18 %
        14.001 - 14.500               8               1,820,301.70       2.16 %          1.43 %
        14.501 - 15.000              29               5,961,534.28       7.09 %          5.20 %
        15.001 - 15.500              48              10,157,791.56      12.07 %          8.60 %
        15.501 - 16.000              23               4,092,273.01       4.86 %          4.12 %
        16.001 - 16.500               2                 172,141.91       0.20 %          0.36 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL

----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
          REMAINING               NUMBER          UNGUARANTEED        CURRENT UNG.        % OF
            TERM                 OF LOANS       PRINCIPAL BALANCE       BALANCE        LOAN COUNT
           25 - 36                  1                     1,375.22       0.00 %          0.18 %
           61 - 72                  1                     15,874.5       0.02 %          0.18 %
           73 - 84                  9                   306,087.93       0.36 %          1.61 %
           85 - 96                  9                   568,797.40       0.68 %          1.61 %
          97 - 108                  11                  524,781.01       0.62 %          1.97 %
          109 - 120                191               16,193,443.57      19.25 %         34.23 %
          121 - 132                 3                   148,692.77       0.18 %          0.54 %
          133 - 144                 7                   565,486.38       0.67 %          1.25 %
          145 - 156                 4                   283,218.91       0.34 %          0.72 %
          157 - 168                 8                 1,088,668.58       1.29 %          1.43 %
          169 - 180                 10                1,152,367.55       1.37 %          1.79 %
          181 - 192                 13                3,632,110.44       4.32 %          2.33 %
          193 - 204                 5                   673,384.60       0.80 %          0.90 %
          205 - 216                 8                   987,122.91       1.17 %          1.43 %
          217 - 228                 11                3,018,738.00       3.59 %          1.97 %
          229 - 240                 34                5,993,005.37       7.12 %          6.09 %
          241 - 252                 18                3,350,529.88       3.98 %          3.23 %
          253 - 264                 20                3,453,269.83       4.10 %          3.58 %
          265 - 276                 25                6,609,474.69       7.86 %          4.48 %
          277 - 288                 31                9,834,658.12      11.69 %          5.56 %
          289 - 300                139               25,741,519.58      30.59 %         24.91 %
           TOTAL:                  558               84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
                                  NUMBER          UNGUARANTEED        CURRENT UNG.        % OF
             AGE                 OF LOANS       PRINCIPAL BALANCE       BALANCE        LOAN COUNT
              0                      10         2,147,461.52             2.55 %          1.79 %
            1 - 12                  535        81,342,252.07            96.67 %         95.88 %
           13 - 24                   2            311,704.35             0.37 %          0.36 %
           37 - 48                   1             13,968.07             0.02 %          0.18 %
           97 - 108                  1            119,276.02             0.14 %          0.18 %
          109 - 120                  1             76,031.30             0.09 %          0.18 %
          121 - 132                  1             34,132.65             0.04 %          0.18 %
          157 - 168                  1             16,336.73             0.02 %          0.18 %
          169 - 180                  1             17,259.11             0.02 %          0.18 %
          181 - 192                  2             33,669.75             0.04 %          0.36 %
          193 - 204                  2             29,140.46             0.03 %          0.36 %
          205 - 216                  1              1,375.22             0.00 %          0.18 %
            TOTAL:                  558        84,142,607.25           100.00 %        100.00 %
----------------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1


                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
            YEAR OF                NUMBER         UNGUARANTEED        CURRENT UNG.        % OF
          ORIGINATION             OF LOANS      PRINCIPAL BALANCE       BALANCE        LOAN COUNT
              1981                    1            1,375.22              0.00 %          0.18 %
              1982                    2            29,140.46             0.03 %          0.36 %
              1983                    2            33,669.75             0.04 %          0.36 %
              1984                    1            17,259.11             0.02 %          0.18 %
              1985                    1            16,336.73             0.02 %          0.18 %
              1988                    1            34,132.65             0.04 %          0.18 %
              1989                    1            76,031.30             0.09 %          0.18 %
              1990                    1           119,276.02             0.14 %          0.18 %
              1995                    1            13,968.07             0.02 %          0.18 %
              1997                    1           123,548.19             0.15 %          0.18 %
              1998                   529       80,601,240.48            95.79 %         94.80 %
              1999                   17         3,076,629.27             3.66 %          3.05 %
             TOTAL:                  558       84,142,607.25           100.00 %        100.00 %
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
          UNGUARANTEED             NUMBER         UNGUARANTEED        CURRENT UNG.        % OF
           PERCENTAGE             OF LOANS      PRINCIPAL BALANCE       BALANCE        LOAN COUNT
          5.01 - 10.00                7                  97,781.27       0.12 %          1.25 %
         10.01 - 15.00                2                 110,163.95       0.13 %          0.36 %
         15.01 - 20.00               13                 334,193.82       0.40 %          2.33 %
         20.01 - 25.00               462             42,755,871.18      50.81 %         82.80 %
         25.01 - 30.00               14               3,736,367.67       4.44 %          2.51 %
         30.01 - 35.00               10               3,598,598.73       4.28 %          1.79 %
         35.01 - 40.00               12               5,041,176.17       5.99 %          2.15 %
         40.01 - 45.00               12               6,544,439.19       7.78 %          2.15 %
         45.01 - 50.00                7               4,110,837.50       4.89 %          1.25 %
         50.01 - 55.00                7               5,523,939.44       6.56 %          1.25 %
         55.01 - 60.00                7               6,247,296.79       7.42 %          1.25 %
         60.01 - 65.00                5               6,041,941.54       7.18 %          0.90 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------









--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
         DEBT SERVICE             NUMBER          UNGUARANTEED        CURRENT UNG.        % OF
         COVER RATIO             OF LOANS       PRINCIPAL BALANCE       BALANCE        LOAN COUNT
              0                     43                5,391,584.41       6.41 %          7.71 %
         0.01 - 0.50                39                9,461,024.36      11.24 %          6.99 %
         0.51 - 1.00                46                7,281,684.38       8.65 %          8.24 %
         1.01 - 1.50                238              40,215,797.02      47.79 %         42.65 %
         1.51 - 2.00                101              12,352,930.84      14.68 %         18.10 %
         2.01 - 2.50                52                6,745,910.06       8.02 %          9.32 %
         2.51 - 3.00                13                1,082,236.55       1.29 %          2.33 %
         3.01 - 3.50                12                  796,189.09       0.95 %          2.15 %
         3.51 - 4.00                 5                  287,463.73       0.34 %          0.90 %
         4.01 - 4.50                 3                  129,744.15       0.15 %          0.54 %
         4.51 - 5.00                 1                   33,279.36       0.04 %          0.18 %
         5.01 - 5.50                 2                  212,134.31       0.25 %          0.36 %
         6.01 - 6.50                 1                   35,862.59       0.04 %          0.18 %
         6.51 - 7.00                 1                   30,139.47       0.04 %          0.18 %
         7.51 - 8.00                 1                   86,626.93       0.10 %          0.18 %
            TOTAL:                  558              84,142,607.25     100.00 %        100.00 %
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
                                   NUMBER         UNGUARANTEED        CURRENT UNG.        % OF
         ORIGINAL TERM            OF LOANS      PRINCIPAL BALANCE       BALANCE        LOAN COUNT
            73 - 84                   9                 306,087.93       0.36 %          1.61 %
            85 - 96                   8                 554,829.33       0.66 %          1.43 %
            97 - 108                  9                 482,358.97       0.57 %          1.61 %
           109 - 120                 189             16,154,797.26      19.20 %         33.87 %
           121 - 132                  3                 145,401.73       0.17 %          0.54 %
           133 - 144                  6                 549,149.65       0.65 %          1.08 %
           145 - 156                  4                 283,218.91       0.34 %          0.72 %
           157 - 168                  8               1,088,668.58       1.29 %          1.43 %
           169 - 180                  9               1,076,336.25       1.28 %          1.61 %
           181 - 192                 13               3,632,110.44       4.32 %          2.33 %
           193 - 204                  4                 554,108.58       0.66 %          0.72 %
           205 - 216                  8                 987,122.91       1.17 %          1.43 %
           217 - 228                 11               3,018,738.00       3.59 %          1.97 %
           229 - 240                 36               6,028,513.24       7.16 %          6.45 %
           241 - 252                 18               3,350,529.88       3.98 %          3.23 %
           253 - 264                 18               3,141,565.48       3.73 %          3.23 %
           265 - 276                 28               6,937,053.55       8.24 %          5.02 %
           277 - 288                 31               9,785,230.75      11.63 %          5.56 %
           289 - 300                 146             26,066,785.81      30.98 %         26.16 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL



----------------------------------------------------------------------------------------------------
                                    CURRENT             % OF CUT-OFF
    YEAR OF        NUMBER         UNGUARANTEED          CURRENT UNG.                 % OF
   MATURITY       OF LOANS       PRINCIPAL BALANCE         BALANCE                LOAN COUNT
     2001             1                   1,375.22         0.00 %                   0.18 %
     2004             1                  15,874.51         0.02 %                   0.18 %
     2005             9                 306,087.93         0.36 %                   1.61 %
     2006             9                 568,797.40         0.68 %                   1.61 %
     2007            10                 495,624.92         0.59 %                   1.79 %
     2008            184             15,332,279.86         18.22 %                 32.97 %
     2009            11               1,039,012.57         1.23 %                   1.97 %
     2010             7                 565,486.38         0.67 %                   1.25 %
     2011             4                 283,218.91         0.34 %                   0.72 %
     2012             8               1,088,668.58         1.29 %                   1.43 %
     2013            10               1,152,367.55         1.37 %                   1.79 %
     2014            13               3,632,110.44         4.32 %                   2.33 %
     2015             5                 673,384.60         0.80 %                   0.90 %
     2016             8                 987,122.91         1.17 %                   1.43 %
     2017            10               2,897,863.00         3.44 %                   1.79 %
     2018            35               6,113,880.37         7.27 %                   6.27 %
     2019            18               3,350,529.88         3.98 %                   3.23 %
     2020            16               1,964,590.80         2.33 %                   2.87 %
     2021            29               8,098,153.72         9.62 %                   5.20 %
     2022            29               9,462,949.45         11.25 %                  5.20 %
     2023            137             25,594,566.65         30.42 %                 24.55 %
     2024             4                 518,661.60         0.62 %                   0.72 %
    TOTAL:           558             84,142,607.25        100.00 %                 100.00 %
----------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL

----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
       ORIGINAL AGGREGATE           NUMBER        UNGUARANTEED        CURRENT UNG.        % OF
           LOAN AMOUNT             OF LOANS     PRINCIPAL BALANCE       BALANCE        LOAN COUNT
        50,001 - 100,000              12                214,917.80       0.26 %          2.15 %
        100,001 - 150,000             61              1,899,820.36       2.26 %         10.93 %
        150,001 - 200,000             63              2,720,339.36       3.23 %         11.29 %
        200,001 - 250,000             56              3,017,358.86       3.59 %         10.04 %
        250,001 - 300,000             54              3,665,593.14       4.36 %          9.68 %
        300,001 - 350,000             42              3,288,082.70       3.91 %          7.53 %
        350,001 - 400,000             35              3,189,186.13       3.79 %          6.27 %
        400,001 - 450,000             23              2,405,533.08       2.86 %          4.12 %
        450,001 - 500,000             20              2,344,458.42       2.79 %          3.58 %
        500,001 - 550,000             18              2,276,694.64       2.71 %          3.23 %
        550,001 - 600,000             20              2,985,832.48       3.55 %          3.58 %
        600,001 - 650,000             14              2,170,919.24       2.58 %          2.51 %
        650,001 - 700,000             17              2,820,225.14       3.35 %          3.05 %
        700,001 - 750,000             9               1,865,205.77       2.22 %          1.61 %
        750,001 - 800,000             15              2,881,435.53       3.42 %          2.69 %
        800,001 - 850,000             5               1,011,257.21       1.20 %          0.90 %
        850,001 - 900,000             12              2,809,652.15       3.34 %          2.15 %
        900,001 - 950,000             7               1,624,118.33       1.93 %          1.25 %
       950,001 - 1,000,000            8               2,100,302.12       2.50 %          1.43 %
      1,000,001 - 1,050,000           8               2,337,867.70       2.78 %          1.43 %
      1,050,001 - 1,100,000           9               2,864,730.73       3.40 %          1.61 %
      1,100,001 - 1,150,000           5               1,872,560.87       2.23 %          0.90 %
      1,150,001 - 1,200,000           7               2,925,539.30       3.48 %          1.25 %
      1,200,001 - 1,250,000           4               1,887,309.21       2.24 %          0.72 %
      1,250,001 - 1,300,000           5               2,761,009.70       3.28 %          0.90 %
      1,300,001 - 1,350,000           6               3,441,053.84       4.09 %          1.08 %
      1,350,001 - 1,400,000           2               1,319,585.80       1.57 %          0.36 %
      1,400,001 - 1,450,000           4               2,690,439.61       3.20 %          0.72 %
      1,450,001 - 1,500,000           1                 742,191.81       0.88 %          0.18 %
      1,500,001 - 1,550,000           1                 774,009.12       0.92 %          0.18 %
      1,550,001 - 1,600,000           3               2,495,237.98       2.97 %          0.54 %
      1,600,001 - 1,650,000           1                 867,587.15       1.03 %          0.18 %
      1,650,001 - 1,700,000           3               2,828,770.97       3.36 %          0.54 %
      1,700,001 - 1,750,000           2               1,902,352.98       2.26 %          0.36 %
      1,800,001 - 1,850,000           1               1,099,486.48       1.31 %          0.18 %
      1,850,001 - 1,900,000           1               1,148,453.70       1.36 %          0.18 %
      1,900,001 - 1,950,000           1               1,167,003.39       1.39 %          0.18 %
      1,950,001 - 2,000,000           3               3,726,484.45       4.43 %          0.54 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL

----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
      ORIGINAL UNGUARANTEED         NUMBER        UNGUARANTEED        CURRENT UNG.        % OF
          LOAN BALANCE             OF LOANS     PRINCIPAL BALANCE       BALANCE        LOAN COUNT
           1 - 25,000                 16                261,884.60       0.31 %          2.87 %
         25,001 - 50,000             126              4,671,437.09       5.55 %         22.58 %
         50,001 - 75,000             108              6,669,654.95       7.93 %         19.35 %
        75,001 - 100,000              75              6,490,027.02       7.71 %         13.44 %
        100,001 - 125,000             43              4,749,991.50       5.65 %          7.71 %
        125,001 - 150,000             35              4,789,525.13       5.69 %          6.27 %
        150,001 - 175,000             30              4,871,868.36       5.79 %          5.38 %
        175,001 - 200,000             23              4,329,954.94       5.15 %          4.12 %
        200,001 - 225,000             16              3,411,114.56       4.05 %          2.87 %
        225,001 - 250,000             15              3,540,686.83       4.21 %          2.69 %
        250,001 - 275,000             2                 522,414.89       0.62 %          0.36 %
        275,001 - 300,000             6               1,680,932.99       2.00 %          1.08 %
        300,001 - 325,000             5               1,539,457.73       1.83 %          0.90 %
        325,001 - 350,000             3                 986,428.68       1.17 %          0.54 %
        350,001 - 375,000             2                 686,922.43       0.82 %          0.36 %
        375,001 - 400,000             4               1,524,482.76       1.81 %          0.72 %
        400,001 - 425,000             9               3,683,957.58       4.38 %          1.61 %
        425,001 - 450,000             2                 880,889.02       1.05 %          0.36 %
        450,001 - 475,000             2                 916,976.80       1.09 %          0.36 %
        475,001 - 500,000             2                 970,332.41       1.15 %          0.36 %
        500,001 - 525,000             1                 520,229.80       0.62 %          0.18 %
        525,001 - 550,000             3               1,571,669.65       1.87 %          0.54 %
        550,001 - 575,000             2               1,114,398.28       1.32 %          0.36 %
        575,001 - 600,000             4               2,326,655.56       2.77 %          0.72 %
        600,001 - 625,000             1                 601,590.86       0.71 %          0.18 %
        650,001 - 675,000             2               1,323,079.63       1.57 %          0.36 %
        675,001 - 700,000             3               2,036,470.23       2.42 %          0.54 %
        700,001 - 725,000             1                 717,994.94       0.85 %          0.18 %
        725,001 - 750,000             1                 742,191.81       0.88 %          0.18 %
        750,001 - 775,000             1                 774,009.12       0.92 %          0.18 %
        825,001 - 850,000             2               1,653,270.58       1.96 %          0.36 %
        850,001 - 875,000             1                 841,967.40       1.00 %          0.18 %
        875,001 - 900,000             1                 867,587.15       1.03 %          0.18 %
        925,001 - 950,000             1                 933,882.40       1.11 %          0.18 %
        950,001 - 975,000             4               3,797,241.55       4.51 %          0.72 %
      1,100,001 - 1,125,000           1               1,099,486.48       1.31 %          0.18 %
      1,150,001 - 1,175,000           2               2,315,457.09       2.75 %          0.36 %
      1,225,001 - 1,250,000           3               3,726,484.45       4.43 %          0.54 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL


----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
      CURRENT AGGREGATE           NUMBER          UNGUARANTEED        CURRENT UNG.        % OF
         LOAN BALANCE            OF LOANS       PRINCIPAL BALANCE       BALANCE        LOAN COUNT
          1 - 50,000                 2                   15,343.29       0.02 %          0.36 %
       50,001 - 100,000             13                  238,805.45       0.28 %          2.33 %
      100,001 - 150,000             64                1,998,004.64       2.37 %         11.47 %
      150,001 - 200,000             65                2,791,026.56       3.32 %         11.65 %
      200,001 - 250,000             55                3,078,009.30       3.66 %          9.86 %
      250,001 - 300,000             54                3,702,087.00       4.40 %          9.68 %
      300,001 - 350,000             41                3,363,068.21       4.00 %          7.35 %
      350,001 - 400,000             30                2,830,627.91       3.36 %          5.38 %
      400,001 - 450,000             25                2,625,787.05       3.12 %          4.48 %
      450,001 - 500,000             18                2,124,204.45       2.52 %          3.23 %
      500,001 - 550,000             21                2,741,249.24       3.26 %          3.76 %
      550,001 - 600,000             17                2,618,879.89       3.11 %          3.05 %
      600,001 - 650,000             14                2,170,919.24       2.58 %          2.51 %
      650,001 - 700,000             17                2,874,561.20       3.42 %          3.05 %
      700,001 - 750,000             10                2,051,072.22       2.44 %          1.79 %
      750,001 - 800,000             14                2,714,858.77       3.23 %          2.51 %
      800,001 - 850,000              5                1,030,814.15       1.23 %          0.90 %
      850,001 - 900,000             12                2,821,288.84       3.35 %          2.15 %
      900,001 - 950,000              7                1,631,378.29       1.94 %          1.25 %
     950,001 - 1,000,000             7                1,868,946.76       2.22 %          1.25 %
    1,000,001 - 1,050,000            9                2,645,503.68       3.14 %          1.61 %
    1,050,001 - 1,100,000            9                2,905,172.86       3.45 %          1.61 %
    1,100,001 - 1,150,000            6                2,326,937.12       2.77 %          1.08 %
    1,150,001 - 1,200,000            5                2,123,084.94       2.52 %          0.90 %
    1,200,001 - 1,250,000            4                1,887,309.21       2.24 %          0.72 %
    1,250,001 - 1,300,000            5                2,761,009.70       3.28 %          0.90 %
    1,300,001 - 1,350,000            7                4,042,644.70       4.80 %          1.25 %
    1,350,001 - 1,400,000            3                2,032,820.21       2.42 %          0.54 %
    1,400,001 - 1,450,000            2                1,375,614.34       1.63 %          0.36 %
    1,450,001 - 1,500,000            1                  742,191.81       0.88 %          0.18 %
    1,500,001 - 1,550,000            1                  774,009.12       0.92 %          0.18 %
    1,550,001 - 1,600,000            3                2,495,237.98       2.97 %          0.54 %
    1,600,001 - 1,650,000            1                  867,587.15       1.03 %          0.18 %
    1,650,001 - 1,700,000            4                3,778,084.18       4.49 %          0.72 %
    1,700,001 - 1,750,000            1                  953,039.77       1.13 %          0.18 %
    1,800,001 - 1,850,000            1                1,099,486.48       1.31 %          0.18 %
    1,850,001 - 1,900,000            1                1,148,453.70       1.36 %          0.18 %
    1,900,001 - 1,950,000            1                1,167,003.39       1.39 %          0.18 %
    1,950,001 - 2,000,000            3                3,726,484.45       4.43 %          0.54 %
            TOTAL:                  558              84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Material, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. This Material is not to be construed as an offer to sell or the solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any person. The information contained in this material may not be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into and effective registration statement previously filed with SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FIRST UNION CAPITAL MARKETS
THE MONEY STORE SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES, SERIES 1999-1

                                 DESCRIPTION OF CURRENT UNGUARANTEED COLLATERAL



----------------------------------------------------------------------------------------------------
                                                    CURRENT           % OF CUT-OFF
      CURRENT UNGUARANTEED          NUMBER        UNGUARANTEED        CURRENT UNG.        % OF
          LOAN BALANCE             OF LOANS     PRINCIPAL BALANCE       BALANCE        LOAN COUNT
           1 - 25,000                 21                350,554.79       0.42 %          3.76 %
         25,001 - 50,000             125              4,748,431.81       5.64 %         22.40 %
         50,001 - 75,000             107              6,724,289.64       7.99 %         19.18 %
        75,001 - 100,000              72              6,269,727.42       7.45 %         12.90 %
        100,001 - 125,000             44              4,869,267.52       5.79 %          7.89 %
        125,001 - 150,000             34              4,670,249.11       5.55 %          6.09 %
        150,001 - 175,000             31              5,045,480.44       6.00 %          5.56 %
        175,001 - 200,000             23              4,349,244.63       5.17 %          4.12 %
        200,001 - 225,000             16              3,442,308.19       4.09 %          2.87 %
        225,001 - 250,000             14              3,316,591.43       3.94 %          2.51 %
        250,001 - 275,000             4               1,069,819.96       1.27 %          0.72 %
        275,001 - 300,000             4               1,133,527.92       1.35 %          0.72 %
        300,001 - 325,000             5               1,539,457.73       1.83 %          0.90 %
        325,001 - 350,000             5               1,673,351.11       1.99 %          0.90 %
        375,001 - 400,000             4               1,524,482.76       1.81 %          0.72 %
        400,001 - 425,000             9               3,683,957.58       4.38 %          1.61 %
        425,001 - 450,000             2                 880,889.02       1.05 %          0.36 %
        450,001 - 475,000             2                 916,976.80       1.09 %          0.36 %
        475,001 - 500,000             2                 970,332.41       1.15 %          0.36 %
        500,001 - 525,000             3               1,566,735.51       1.86 %          0.54 %
        525,001 - 550,000             1                 525,163.94       0.62 %          0.18 %
        550,001 - 575,000             3               1,688,798.17       2.01 %          0.54 %
        575,001 - 600,000             3               1,752,255.67       2.08 %          0.54 %
        600,001 - 625,000             1                 601,590.86       0.71 %          0.18 %
        650,001 - 675,000             3               1,983,935.52       2.36 %          0.54 %
        675,001 - 700,000             2               1,375,614.34       1.63 %          0.36 %
        700,001 - 725,000             1                 717,994.94       0.85 %          0.18 %
        725,001 - 750,000             1                 742,191.81       0.88 %          0.18 %
        750,001 - 775,000             1                 774,009.12       0.92 %          0.18 %
        825,001 - 850,000             3               2,495,237.98       2.97 %          0.54 %
        850,001 - 875,000             1                 867,587.15       1.03 %          0.18 %
        925,001 - 950,000             4               3,778,084.18       4.49 %          0.72 %
        950,001 - 975,000             1                 953,039.77       1.13 %          0.18 %
      1,075,001 - 1,100,000           1               1,099,486.48       1.31 %          0.18 %
      1,125,001 - 1,150,000           1               1,148,453.70       1.36 %          0.18 %
      1,150,001 - 1,175,000           1               1,167,003.39       1.39 %          0.18 %
      1,225,001 - 1,250,000           3               3,726,484.45       4.43 %          0.54 %
             TOTAL:                  558             84,142,607.25      100.00 %        100.00 %
----------------------------------------------------------------------------------------------------





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